UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

THE TURKISH INVESTMENT FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE TURKISH INVESTMENT FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given of the Annual Meeting of Stockholders (the "Meeting") of The Turkish Investment Fund, Inc. (the "Fund"), to be held on June 21, 2017, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, New York, NY 10036 at 10:10 a.m., and any adjournments or postponements thereof:

The Meeting is being held for the following purposes:

1.  To elect Directors of the Fund, each to serve until the year 2019 or 2020 annual meeting of stockholders, as applicable, and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the charter.

2.  To consider and act upon a proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation adopted by the Board of Directors of the Fund, a copy of which is attached as Exhibit A to the proxy statement accompanying this notice.

3.  To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Only stockholders of record of the Fund at the close of business on April 7, 2017, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: May 12, 2017

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017:

The Proxy Statement for the Annual Meeting of Stockholders, along with the proxy cards and the Fund's annual report, is available on the Internet at the website address located on the enclosed Proxy Card.

THE TURKISH INVESTMENT FUND, INC.

c/o Morgan Stanley Investment Management
522 Fifth Avenue
New York, NY 10036

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the "Board") of The Turkish Investment Fund, Inc. (the "Fund" or "TKF") in connection with the solicitation of Proxies by the Board for use at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held on June 21, 2017, at 522 Fifth Avenue, 3rd Floor, New York, NY 10036. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card will first be mailed to stockholders of the Fund ("Stockholders") on or about May 12, 2017. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

If the enclosed form of proxy for the Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meeting, the proxies named therein will vote the shares of common stock with respect to the Fund (collectively, the "Shares") represented by it in accordance with the instructions marked thereon. Properly executed but unmarked proxies submitted by Stockholders will be voted FOR each of the nominees for election as a Director of the Fund as set forth in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement and FOR the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation of the Fund, as set forth in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated proxy to the Secretary of the Fund (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. In order to revoke a proxy in person at the Meeting, Stockholders must either submit a subsequent proxy or vote in person and request that their proxy be revoked. Stockholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

The Board has fixed the close of business on April 7, 2017 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournments or postponements thereof. On that date, the Fund had 4,343,794 Shares outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Fund or officers and regular employees of Morgan Stanley Investment Management Inc. ("MSIM" or the "Adviser"), the investment adviser and the administrator for the Fund, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Computershare Inc. (operating through its Computershare Fund Services division), a Delaware Corporation ("CFS"), as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for the Fund are currently provided by Computershare Trust Company, N.A.

Stockholders will be able to authorize proxies to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. The Internet procedures are designed to authenticate a Stockholder's identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, CFS may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders' identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder's vote may be taken by telephone, each Stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that CFS is retained as proxy solicitor, CFS will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders' telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $2,500, which would be borne by the Fund. Any additional expenses incurred by CFS with respect to the Fund will be paid by the Fund.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2016 to any Stockholder of the Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, by calling toll-free (800) 231-2608 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

MSIM serves as the Fund's administrator and Adviser. The business address of MSIM is 522 Fifth Avenue, New York, NY 10036. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Stockholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the Fund, Morgan Stanley Closed-End Funds, c/o CFS, P.O. Box 30170, College Station, TX 77842-3170, or by calling toll-free (800) 231-2608. Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 231-2608.

The Board of Directors of the Fund recommends that you vote "FOR" the election of each of the nominees as a Director of the Fund as set forth in Proposal No. 1 of the Notice of Annual Meeting of Stockholders and this Proxy Statement and "FOR" the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation as set forth in Proposal No. 2 of the Notice of Annual Meeting of Stockholders and this Proxy Statement. Your vote is important. Please return your Proxy Card promptly no matter how many Shares you own.

ELECTION OF DIRECTORS
(Proposal No. 1)

At the Meeting, Stockholders will be asked to consider the election of the nominees named below as Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Stockholders, for the election of Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid as Class I Directors for a term expiring in 2020 and Patricia Maleski as a Class III Director for a term expiring in 2019.

Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors of the Fund is divided into three classes, designated Class I, Class II and Class III, with each class generally having a term of three years. Each year the term of one class expires. The Directors of the Fund and their designated Class are shown below.

Class I	Class II	Class III
Kathleen A. Dennis Joseph J. Kearns Michael E. Nugent Fergus Reid	Nancy C. Everett Michael F. Klein W. Allen Reed	Frank L. Bowman Jakki L. Haussler Manuel H. Johnson Patricia Maleski

Pursuant to the Fund's By-Laws, each Director holds office until the expiration of his or her term and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal as provided by statute or the charter.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Director serving as Chair and the Board Committees described below. The Chair participates in the preparation of the agenda for meetings of Board of Directors of the Fund and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board of Directors of the Fund. The Chair also presides at all meetings of the Board of Directors of the Fund and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Directors of the Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Fund and Fund Stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Directors of the Fund has established five standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Investment

Committee and (5) Closed-End Fund Committee. Each committee is comprised exclusively of Independent Directors. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Board Meetings and Committees" below.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Directors oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Directors of the Fund and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board of Directors of the Fund, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Board Meetings and Committees

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit B.

The members of the Audit Committee of the Fund are currently Jakki L. Haussler, Joseph J. Kearns, Michael F. Klein and W. Allen Reed. None of the members of the Fund's Audit Committees is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund (with such disinterested Directors being "Independent Directors" or individually, an "Independent Director"). Each Independent Director is also "independent" from the Fund as defined under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Directors and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, which is attached hereto as Exhibit C. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for the Fund. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael E. Nugent and Fergus Reid, each of whom is an Independent Director. In addition, Michael E. Nugent (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Fund's Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, all the Independent Directors participate in the selection and nomination of candidates for election as Independent Directors for the Fund for which the Independent Director serves. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from Stockholders to the Board. Nominations from Stockholders should be in writing and sent to the Independent Directors as described below under "Stockholder Communications."

The Board of the Fund formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee of the Fund currently consists of Frank L. Bowman, Nancy C. Everett, Manuel H. Johnson and Patricia Maleski, each of whom is an Independent Director. The Chairperson of the Compliance and Insurance Committee of the Fund is Frank L. Bowman.

The Fund has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. Each Independent Director is a member of the Investment Committee. The Chairperson of the Investment Committee of the Fund is Manuel H. Johnson.

The Investment Committee of the Fund has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Fund's primary areas of investment, namely equities, fixed income and alternatives. Within the Fund complex, the Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman, Nancy C. Everett and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson) and Fergus Reid.

(3)  Liquidity and Alternatives — Kathleen A. Dennis (Chairperson), Jakki L. Haussler, Joseph J. Kearns and Patricia Maleski.

In addition, Manuel H. Johnson (as Chairperson of the Investment Committee) periodically attends Sub-Committee meetings.

The Board of the Fund formed the Closed-End Fund Committee to consider a range of issues unique to closed-end funds. The Closed-End Fund Committee consists of Michael E. Nugent, W. Allen Reed and Fergus Reid, each of whom is an Independent Director. The Chairperson of the Closed-End Fund Committee of the Fund is Michael E. Nugent.

During the Fund's fiscal year ended October 31, 2016, the Board of Directors held the following meetings:

Board of Directors/Committee/Sub-Committee	Number of Meetings
Board of Directors	7
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Liquidity and Alternatives Sub-Committee	5
Closed-End Fund Committee	4

During the Fund's fiscal year ended October 31, 2016, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual Stockholder meetings, Directors may, but are not required to, attend the meetings; and for the Fund's last annual Stockholder meeting, none of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund's Board of Directors. Stockholders should send communications intended for the Fund's Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director below. Other Stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for the Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

The Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Director was and continues to be qualified to serve as Director, the Board of the Fund has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of the Fund. In addition, the Board of the Fund believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of Stockholders. Information about the Fund's Governance Committee and Board of Director nomination process is provided above under the caption "Board Meetings and Committees."

The Directors of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past 5 years and other relevant professional experience are shown below.

Name, Age and Address	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Age and Address	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Kathleen A. Dennis† (63) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of the Fund at the Meeting.

Name, Age and Address	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Age and Address	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	90	Director of NVR, Inc. (home construction).
Joseph J. Kearns† (74) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	92	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of the Fund at the Meeting.

Name, Age and Address	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds (approximately three registered funds) managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski***† (57) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

***  Ms. Maleski joined the Board of Directors of the Fund as an Independent Director effective January 1, 2017.

†  Nominee for election as a Director of the Fund at the Meeting.

Name, Age and Address	Position(s) Held with Fund	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**
Independent Director
Michael E. Nugent† (80) 522 Fifth Avenue New York, NY 10036	Director and Chair of the Board	Chair of the Boards since July 2006 and Director since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	91	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Directors 30 Rockefeller Plaza New York, NY 10012	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid† (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc. (injection-molding company); Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies (approximately 172 registered funds) in the JPMorgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987-2012).

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each class of Directors generally has a term of office of three years.

**  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†  Nominee for election as a Director of the Fund at the Meeting.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

The executive officers of the Fund, their ages, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below.

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Executive Officers:
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term and until his or her successor is chosen and qualifies.

Experience, Qualifications and Attributes. The Board of the Fund has concluded, based on each Director's experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee), and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director Emeritus for the Armed Services YMCA, Director of the U.S. Naval Submarine League and as Chairman of the charity J Street Cup Golf. Mr. Bowman serves as a Trustee of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996) where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her former position as Senior Managing Director of Victory Capital Management.

Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.

With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Funds' Boards. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive).

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "Commission").

Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive Officer of Aetos Capital, LLC, Co-President of Aetos Alternatives Management, LLC and as a Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP ("PW") and was a member of PW's Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group, and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund Complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase's Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his over 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee, Chairperson of the Closed-End Fund Committee and Chair of the Morgan Stanley Funds. Mr. Nugent also has experience as a former General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his position as a Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee or Director of certain investment companies in the JP Morgan Funds complex and as a Trustee or Director of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

The Directors' principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of Shares in the Fund and in certain registered investment companies, including the Fund, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the "Family of Investment Companies") owned by the Directors of the Fund and each nominee for election as a Director, as of December 31, 2016. This information has been furnished by each

Director and nominee. The dollar values in the following table are based upon the market price of the Fund's Shares as of December 31, 2016.

Dollar Range of Beneficial Ownership of Shares in the Fund

Name of Directors	TKF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Bowman	None	Over $100,000
Dennis	None	Over $100,000
Everett	None	Over $100,000
Haussler	None	Over $100,000
Johnson	None	Over $100,000
Kearns(1)	None	Over $100,000
Klein(1)	None	Over $100,000
Maleski(2)	None	None
Nugent	None	Over $100,000
Reed(1)	None	Over $100,000
Reid(1)	None	Over $100,000

(1)  Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the various Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the plan.

(2)  Ms. Maleski joined the Board of Directors of the Fund as an Independent Director effective January 1, 2017.

Compensation of Directors and Officers

Effective January 1, 2017, each Director (except for the Chair of the Boards) receives an annual retainer fee of $260,000 ($250,000 prior to January 1, 2017) for serving as a Director of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $80,000, the Governance Committee Chairperson receives an additional annual retainer fee of $35,000, the Investment Committee Chairperson receives an additional annual retainer fee of $50,000 and the Chairperson of the Compliance and Insurance Committee receives an additional annual retainer fee of $60,000. The Sub-Committee Chairpersons each receive an additional annual retainer fee of $40,000. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $520,000 ($500,000 prior to January 1, 2017) for his services as Chair of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years.

The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation payable to the Fund's Directors as of the Fund's fiscal year-end, as well as the total compensation payable to each Director for the calendar year ended December 31, 2016 by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the "Fund Complex" and constituting 93 funds as of December 31, 2016) for their services as Directors of such investment companies.

	TKF	Total Compensation from Fund and Fund Complex Paid to Directors(2)
Independent Directors(1)
Bowman	$88	$300,000
Dennis	$83	$285,000
Everett	$73	$250,000
Haussler	$73	$250,000
Johnson	$90	$315,000
Kearns(2)	$94	$371,500
Klein(2)(3)	$83	$285,000
Nugent	$143	$500,000
Reed(2)(3)	$83	$285,000
Reid(2)	$82	$321,500

(1)  Includes all amounts paid for serving as Director of the Funds as well as serving as Chair of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2016 before deferral by the Directors under the DC Plan. As of December 31, 2016, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein, Reed and Reid pursuant to the deferred compensation plan was $599,876, $771,644, $1,979,045 and $872,599, respectively. Because the funds in the Fund Complex have different fiscal year-ends, the amounts shown in this column are presented on a calendar year basis.

(3)  Messrs. Klein and Reed deferred all compensation from the Fund during the fiscal year ended October 31, 2016.

Prior to December 31, 2003, 49 of certain Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible Trustee/Director") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

There were no pension or retirement benefits accrued as part of the Fund's expenses. The following tables illustrate the retirement benefits accrued to the Fund's Independent Directors by the Adopting Funds for the calendar year ended December 31, 2016, and the estimated retirement benefits for the

Independent Directors from the Adopting Funds for each calendar year following retirement. Only the Directors listed below participated in the retirement program.

Name of Independent Directors:	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement By All Adopting Funds(1)
Manuel H. Johnson	$40,749	$58,657
Michael E. Nugent(2)	$(17,073)	$52,462

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director's life.

(2)  Mr. Nugent's retirement expenses are negative due to the fact that his retirement date has been extended and therefore his expenses had been overaccrued.

The election of the nominees for election as Directors of the Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A majority of the votes cast means that the number of votes cast "for" a nominee's election exceeds the number of votes "withheld" with respect to that nominee. With respect to the Fund, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. See "Additional Information" below.

The Board of Directors of the Fund recommends that you vote "FOR" the election of each of the nominees as a Director of the Fund as set forth above.

LIQUIDATION AND DISSOLUTION OF THE FUND
(Proposal No. 2)

Introduction

At a meeting held on March 9, 2017, the Board of the Fund unanimously declared advisable and approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation adopted by the Board of Directors of the Fund (the "Plan of Liquidation"), a form of which is attached hereto as Exhibit A, and directed that the matter be submitted to the Fund's Stockholders for their consideration and approval. The Fund's charter requires that the liquidation and dissolution of the Fund be approved by the affirmative vote of a majority of the outstanding Shares of the Fund.

If Stockholders approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Adviser will direct the orderly liquidation of the Fund's assets as soon as reasonably practicable, the discharging of, making reasonable provision for the payment of, or maintaining reserves against all liabilities of the Fund, and the distribution of the net proceeds to Stockholders in one or more liquidating distributions. Fund management expects that Stockholders will receive such distributions in cash. Such amount will be reduced by the expenses of the Fund in connection with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation. As soon as reasonably practicable following the payment of the final liquidating distribution, the Fund will dissolve in accordance with the laws of the State of Maryland and the Fund's charter. In addition, as soon as practicable after the liquidation and distribution of the Fund's assets, the Fund will take such actions as may be necessary in order to deregister the Fund under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and, will file, if required, a final Form N-SAR (semi-annual report) with the Commission. If Stockholders do not approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Board will consider what further action, if any, to take.

The Board recommends that you vote "FOR" the Proposal to liquidate and dissolve the Fund pursuant to the Plan of Liquidation.

Background

Shares of closed-end funds often trade in the marketplace at a discount to their net asset value per Share ("NAV"). This has historically been true in the case of the Fund, which has traded at a persistent discount to its NAV for the past several years despite tender offers and the Fund's share repurchase program. As of December 31, 2016, prior to the Board's approval of the Plan of Liquidation, the NAV of the Fund's Shares was $7.99 and the market price of its Shares was $6.78, representing a discount of approximately 15.14%. During the 12-month and 18-month periods ended December 31, 2016, the average discount to NAV of the Fund was approximately 14.29% and 13.86%, respectively. Since the announcement of the Board's approval of the Plan of Liquidation, the discount to NAV of the Fund has narrowed and as of the record date the Shares traded at a discount of 4.44% to NAV. The Adviser believes that the narrowing of the discount is a result of the announcement that the Board has determined to submit this Proposal to Stockholders.

Furthermore, the Fund's asset size is relatively small compared to other closed-end funds and has consistently declined over time due to year-end distributions and activities to help manage the persistent discount including tender offers and open market share repurchases. The Fund's assets declined from approximately $118.7 million (as of December 31, 2012) to $35 million (as of December 31, 2016).

Board Considerations

The Board of the Fund regularly reviews with Fund management possible actions that could address the Fund's persistent discount and enhance Stockholder value. Considering the diminishing asset size of the relatively small Fund and the persistent discount at which the Fund's Shares have traded, the Board of the Fund unanimously declared advisable and approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation after considering various other alternatives. Specifically, the Board considered the possibility of converting the Fund to an open-end fund, merging the Fund into another investment company, changing the Fund's investment strategy, repurchasing shares in the open market or conducting a tender offer to repurchase the Fund's Shares. The Board has determined that none of these options were likely to enhance Stockholder value, primarily due to the Fund's small asset size. The Board further considered that the actual amounts to be distributed to Stockholders of the Fund upon liquidation are subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to Stockholders will be based, in part, on such factors as the value of the Fund's assets at the time of liquidation and then-current market conditions and the amount of the Fund's actual costs, expenses and liabilities to be paid in the future.

The Board determined that converting to an open-end fund was likely to further diminish the size of the Fund, as there would likely be significant redemption requests in connection with such a conversion, resulting in a higher expense ratio, and conversion would involve additional trading and tax costs. Following a conversion, the Fund would likely need to liquidate assets in order to meet redemption requests from investors who do not wish to remain shareholders of an open-end fund. When a closed-end fund converts to an open-end fund, there is the potential for significant redemptions of the new open-end fund shares by the former closed-end fund shareholders. In some open-ending transactions, shareholders have redeemed as much as 50% of the closed-end fund's shares shortly after the open-ending is completed. The remaining Stockholders would suffer the potential effects of these liquidations in the form of transaction costs and lower sale prices for portfolio securities than the Fund might have received under other circumstances. While such mechanisms as redemption fees and in-kind payments might mitigate the costs associated with such additional redemptions, they may not fully insulate the remaining Stockholders from bearing a portion of these costs. In addition, a decrease in the Fund's size through significant redemptions could result in an increased expense ratio for remaining Stockholders. The Board also concluded that a merger of the Fund or a change in investment strategy were not viable strategic alternatives.

The Board also considered the possibility of continuing to pursue the Fund's share repurchase program, which was put in place for purposes of enhancing Stockholder value and reducing the discount at which the Fund's Shares trade from their NAV. Since the inception of the share repurchase program on September 15, 1998, the Fund has repurchased 2,897,366 of its Shares at an average discount of 14.42% from NAV. The Board also concluded that a large scale tender offer to repurchase the Fund's Shares or continuing to pursue the Fund's share repurchase program was likely to further diminish the size of the Fund and could result in increased total expenses of the Fund, and was therefore not in the best interests of the Fund's Stockholders in the long term.

The Board further considered the Fund's substantial capital loss carryforwards (approximately $4.7 million as of October 31, 2016), which could be used to offset any gains realized by the liquidation of the Fund's portfolio securities. The Board further considered the fact that, given the unrealized loss in the Fund's portfolio as of December 31, 2016, it was likely that all capital loss carryforwards will be lost, and the benefit of such capital loss carryforwards will not be passed through to Stockholders.

After considering the feasibility of the continued operation of the Fund and alternatives to liquidation, and based upon the foregoing considerations and other relevant factors, at a meeting held on March 9, 2017, the Board determined that, under the circumstances, liquidation of the Fund is in the best interests of the Fund and its Stockholders. Following review and discussions with the Adviser and Fund counsel, the Fund's directors, including the Independent Directors, then unanimously declared advisable and approved the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation and directed that the Plan of Liquidation be submitted for consideration by the Fund's Stockholders.

If liquidation and dissolution of the Fund pursuant to the Plan of Liquidation is approved by Stockholders, the Adviser, under the oversight of the Board and the officers of the Fund, will proceed to wind up the Fund's affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. The Fund cannot predict at this time how long it will take to accomplish an orderly liquidation because claims against the Fund may arise during the liquidation process and the Fund cannot predict the time necessary to liquidate its portfolio securities to acquire the cash necessary to distribute to Stockholders. If Stockholders do not approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Board will consider what further action, if any, to take.

Description of the Plan of Liquidation and Liquidation of the Fund

Effective Date of the Plan of Liquidation and Cessation of the Fund's Activities as an Investment Company. The Plan of Liquidation shall be and become effective only upon (a) the adoption and approval of the Plan of Liquidation by the affirmative vote of a majority of the outstanding voting securities of a company, as defined under the Investment Company Act, and in accordance with the Fund's Charter (which requires an affirmative vote of a majority of the outstanding Shares of the Fund) and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan of Liquidation by Stockholders and resolution of all pending claims is hereinafter called the "Effective Date." After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its Stockholders in accordance with the provisions of this Plan of Liquidation after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to, as determined to be appropriate by the Board, make payment of dividends and other distributions to Stockholders, as applicable.

Closing of Books and Restriction on Transfer of Shares. The proportionate interests of Stockholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date, or on such later date as may be determined by the Board of Directors (the "Valuation Date"). On the Valuation Date, the books of the Fund shall be closed and, unless the books of the Fund are reopened because the Plan of Liquidation cannot be carried into effect under the laws of the State of Maryland or otherwise, the Stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's Shares will cease to be traded on the New York Stock Exchange.

Liquidation Distributions. Following Stockholder approval of the liquidation of the Fund, the Fund will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Stockholders after the payment to (or reservation of assets for payment to) all creditors of the

Fund; provided that the Fund may, prior to the making of the final liquidating distribution and as determined to be appropriate by the Board, make payment of dividends and other distributions to Stockholders and permit the reinvestment thereof in additional Shares. After the distribution of assets to Stockholders, the Fund will be dissolved in accordance with the Plan of Liquidation and Maryland law. The Plan of Liquidation provides that the Directors may authorize such variations from, or amendments to, the provisions of the Plan of Liquidation as may be necessary or appropriate to effect the dissolution and complete liquidation and termination of the existence of the Fund in accordance with the purposes intended to be accomplished by the Plan of Liquidation.

As soon as practicable after the Effective Date and after Stockholder approval of the Plan of Liquidation, the Fund will send to each Stockholder of record not holding a stock certificate a liquidating distribution equal to the Stockholder's proportionate interest in the remaining assets of the Fund and information concerning the sources of the liquidating distribution. Each Stockholder holding stock certificates of the Fund will receive a confirmation showing the number of Shares represented by such stock certificates and the total number of outstanding Shares of the Fund as of the Valuation Date. This confirmation will include advice that each Stockholder will be paid such Stockholder's proportionate interest in the net assets of the Fund in cash upon return of the stock certificate. Except as may be otherwise agreed to between the Fund and the Adviser, all expenses incurred by or allocable to the Fund in carrying out the Plan of Liquidation and dissolving the Fund shall be borne by the Fund.

General Income Tax Consequences

The following is a summary of certain federal income tax considerations generally relevant to the Fund and its Stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Stockholders, and the discussion here is not intended as a substitute for careful tax planning. Stockholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Proxy Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If its Stockholders approve the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation, the Fund will sell its assets and distribute the proceeds and any income to Stockholders. The Fund anticipates that it will retain its qualification for treatment as a regulated investment company during the liquidation period and will make required distributions so that it will not be taxed on the Fund's net gain, if any, realized from the sale of its assets. As described below, the Fund may, if eligible, treat all or a portion of the amounts required to be distributed as having been paid out as part of the liquidation distribution.

The Fund expects to treat all or a portion of its investment company taxable income, if any, and its net capital gains, if any, required to be distributed for the taxable years ending at or prior to the dissolution date, as an income dividend or capital gain distribution, as applicable, on account of the Fund's final taxable year as having been paid out as liquidation distributions made to the Fund's Stockholders in complete liquidation of the Fund. As described in the next paragraph, any such liquidation distributions (in lieu of an income dividend or capital gain distribution) will be treated for U.S. federal income tax purposes as having been received by Fund Stockholders as consideration for a sale or exchange of their Fund stock. However, to the extent necessary, the Fund may declare, before the date of dissolution, a dividend or dividends which, together with all such previous dividends, will have the effect of distributing to the Fund's Stockholders all or a portion of such income and gains for the taxable years ending at or prior to the dissolution date (computed without regard to any deduction for dividends paid), if any, realized in the taxable years ending at or prior to the dissolution date (after reduction for any capital loss carryforward) and any additional amounts necessary to avoid any income or excise tax for such periods. The tax consequences to Stockholders from any such dividends will be the same as is normally the case with respect to the payment of dividends by the Fund.

A Stockholder who receives liquidating distributions will be treated as having received the distribution in exchange for the Stockholder's stock in the Fund and will recognize gain or loss based on the difference between the amount received and the Stockholder's basis in the Fund stock. If a Stockholder holds stock as capital assets, the gain or loss will be characterized as a capital gain or loss. If the stock has been held for more than one year, any such gain will be treated as long-term capital gain, taxable to individual Stockholders at a maximum U.S. federal tax rate of 15% or 20%, and any such loss will be treated as long-term capital loss. Capital gain or loss on stock held for one year or less will be treated as short-term capital gain or loss, except that any loss realized with respect to stock in the Fund held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the stock.

Liquidating distributions to a Stockholder may be subject to backup withholding. Generally, Stockholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent, those who, to such withholding agent's knowledge, have furnished an incorrect number, and those who underreport their tax liability. Certain Stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's U.S. federal income tax liability.

Required Vote

Approval of the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation requires the affirmative vote of a majority of the outstanding Shares of the Fund. See "Additional Information" below.

Appraisal Rights

Under Maryland law, Stockholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation.

The Board of Directors of the Fund recommends that you vote "FOR" the liquidation and dissolution of the Fund pursuant to the Plan of Liquidation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding Shares at April 7, 2017. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

As of April 10, 2017, the aggregate number of Shares of the Fund owned by the Fund's officers and Directors as a group was less than one percent of the Fund's outstanding Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires that the Fund's executive officers and Directors, and beneficial owners of more than 10% of its Shares, make certain filings on a timely basis under Section 16(a) of the 1934 Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, due to administrative errors, Patricia Maleski did not file a Form 3 on a timely basis with regard to the Fund.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee

At meetings held on June 15-16, 2016, the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board's Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

The Fund's financial statements for its most recent fiscal year were audited by Ernst & Young LLP. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of the Fund recommended to the Board of Directors that the audited financial statements for the Fund's most recent fiscal year-end be included in the Fund's most recent annual report to Stockholders and the Fund's annual report filed with the Commission.

Joseph J. Kearns, Chairperson of the Audit Committee W. Allen Reed, Member of the Audit Committee Michael F. Klein, Member of the Audit Committee Jakki L. Haussler, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Fund's financial statements for the fiscal year ended October 31, 2016 and 2015 are set forth below.

	2016	2015
TKF	$58,075	$58,075

Audit-Related Fees

There were no audit-related fees billed by Ernst & Young LLP related to the annual audit of the Fund's financial statements for the fiscal years ended October 31, 2016 and 2015.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for the fiscal years ended October 31, 2016 and 2015 are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for the Fund.

	2016	2015
TKF	$3,500	$3,500

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for the Fund for the fiscal years ended October 31, 2016 and 2015.

Audit Committee Pre-Approval

The Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures (the "Policy") requires the Fund's Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed the Fund fees for the fiscal year ended October 31, 2016 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser were:

	2016	2015
TKF	$9,289,024	$8,180,463

These fees related to services such as performance attestation. There were no audit-related fees during these periods for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the Processing of Transactions by Service Organizations."

The Audit Committee of the Fund, as applicable, has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund. In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal for the Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's Shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to the Fund are not received, Proxies would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Stockholders. Pursuant to the Fund's bylaws, the chairman of the Meeting or an officer of the Fund have the power to adjourn the Meeting from time to time. For purposes of Proposal 1, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. Abstentions and broker non-votes are not considered votes "FOR" Proposal 2 at the Meeting. As a result, abstentions and broker non-votes have the same effect as a vote against Proposal 2 because approval of Proposal 2 requires the affirmative vote of a majority of the outstanding Shares of the Fund.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

A Stockholder's Proposal, including with respect to Director nominees, intended to be presented at the Fund's Annual Meeting of Stockholders in 2018 must be received by the Fund on or before January 10, 2018 in order to be included in the Fund's proxy statement and Proxy Card relating to that meeting. Any Stockholder who desires to bring a Proposal, including with respect to Director nominees, at the Fund's Annual Meeting of Stockholders in 2018, without including such Proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund not before March 23, 2018 and not later than April 22, 2018, in the manner and form required by the Fund's By-Laws. The Fund will furnish, without charge, a copy of its By-Laws to any Stockholder of the Fund requesting such By-Laws.

Requests for the Fund's By-Laws should be made in writing to the Fund, c/o Morgan Stanley Investment Management, 522 Fifth Avenue, Legal Department-19th Floor, New York, NY 10036.

  MARY E. MULLIN
  Secretary

Dated: May 12, 2017

Stockholders of the Fund who do not expect to be present at the Meeting for the Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card for the Fund and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

PLAN OF LIQUIDATION

The following Plan of Liquidation (the "Plan") of The Turkish Investment Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, which operates as a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Articles of Amendment and Restatement (the "Charter") and under Maryland law.

WHEREAS, the Fund's Board of Directors (the "Board") has deemed it advisable and in the best interests of the Fund and its stockholders for the Fund to liquidate and dissolve, and the Board, on March 9, 2017, considered the matter and directed that such liquidation and dissolution pursuant to this Plan be submitted to the stockholders of the Fund for their consideration and approval.

NOW, THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1.  Effective Date of Plan. The Plan shall be and become effective only upon (a) the adoption and approval of the Plan by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined under the Investment Company Act, and in accordance with the Charter, and (b) the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and its Board of Directors. The date of such adoption and approval of the Plan by the stockholders of the Fund and resolution of all pending claims is hereinafter called the "Effective Date."

2.  Cessation of Business. After the Effective Date, the Fund shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to its stockholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund; provided that the Fund shall, prior to the making of the final liquidating distribution, continue to, as determined to be appropriate by the Board, make payment of dividends and other distributions to stockholders, as applicable.

3.  Restriction of Transfer of Shares. The proportionate interests of stockholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date, or on such later date as may be determined by the Board of Directors (the "Valuation Date"). On the Valuation Date, the books of the Fund shall be closed and, unless the books of the Fund are reopened because the Plan cannot be carried into effect under the laws of the State of Maryland or otherwise, the stockholders' respective interests in the Fund's assets shall not be transferable by the negotiation of share certificates and the Fund's shares will cease to be traded on the New York Stock Exchange (the "NYSE").

4.  Liquidation of Assets. After the Effective Date, the Fund shall cause the liquidation of its assets to cash form as practicable consistent with the terms of the Plan.

5.  Payment of Debts. As soon as practicable after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable

Exhibit A-1

liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

6.  Liquidating Distributions. In accordance with Section 331 of the Internal Revenue Code of 1986, as amended, the Fund's assets are expected to be distributed by one or more cash payments in complete cancellation of all the outstanding shares of capital stock of the Fund. As soon as practicable after the Effective Date, the Fund will mail or wire, as applicable, the following to each stockholder of record not holding a stock certificate: (i) one or more liquidating distributions equal to the stockholder's proportionate interest in the remaining assets of the Fund (after the payments and creation of the reserves contemplated by Section 5 above) as of the Valuation Date, and (ii) information concerning the sources of the liquidating distribution. Each stockholder holding stock certificates of the Fund will receive a confirmation showing the number of shares represented by such stock certificates and the total number of outstanding shares of the Fund as of the Valuation Date. This confirmation will include advice that each stockholder will be paid such stockholder's proportionate interest in the net assets of the Fund in cash upon return of the stock certificate.

7.  Expenses of Liquidation and Dissolution. Except as may be otherwise agreed to between the Fund and its investment adviser, Morgan Stanley Investment Management Inc., all expenses incurred by or allocable to the Fund in carrying out this Plan shall be borne by the Fund.

8.  Power of the Board of Directors. The Board and, subject to the general direction of the Board, the officers of the Fund, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as the Board or such officers, as the case may be, may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, notices, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Maryland law.

The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in this Plan.

9.  Amendment or Abandonment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) at any time without stockholder approval as may be necessary or appropriate to effect the complete liquidation, dissolution and termination of existence of the Fund, and the distribution of assets of the Fund to its stockholders, in accordance with the purposes intended to be accomplished by this Plan. In addition, the Board may abandon this Plan prior to the filing of the Articles of Dissolution of the Fund if it determines that abandonment would be advisable and in the best interests of the Fund and its stockholders.

10.  Satisfaction of Federal Income and Excise Tax Distribution Requirements. At or immediately prior to the liquidation date, the Fund shall, if necessary, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the stockholders of the Fund all of the Fund's investment company taxable income for taxable years ending at or prior to the liquidation date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to

Exhibit A-2

the liquidation date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

11.  De-Registration Under the Investment Company Act. As soon as practicable after the liquidation and distribution of the Fund's assets, the Fund shall prepare and file a Form N-8F with the Securities and Exchange Commission and take such other actions as may be necessary in order to de-register the Fund under the Investment Company Act. The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the Securities and Exchange Commission.

12.  Dissolution under Maryland Law. As soon as practicable after the Effective Date, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Charter, including filing Articles of Dissolution with and for acceptance by the State Department of Assessments and Taxation of Maryland.

13.  Appraisal Rights. Under Maryland law, stockholders will not be entitled to appraisal rights in connection with the liquidation and dissolution of the Fund pursuant to this Plan.

14.  Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Maryland.

The Turkish Investment Fund, Inc.

By: /s/ John H. Gernon

Name: John H. Gernon
Title: President and Principal Executive Officer

Exhibit A-3

EXHIBIT B

JOINT AUDIT COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007, FEBRUARY 24, 2009, JUNE 17, 2010, JUNE 6, 2011,
JUNE 27 AND 28, 2012 (MAY 22, 2013 WITH RESPECT TO
INDIA INVESTMENT FUND), MAY 29, 2013 (WITH RESPECT TO ALL
MORGAN STANLEY FUNDS EXCEPT INDIA INVESTMENT
FUND), DECEMBER 10 AND 11, 2013, MAY 28 AND 29, 2014,
JUNE 9 AND 10, 2015 AND JUNE 15 AND JUNE 16, 2016

The Boards of Directors/Trustees (collectively, the "Board") of the registered investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (together, the "Adviser") (as listed in Exhibit A, as may be amended from time to time) have adopted and approved this charter for the audit committee of the Board (the "Audit Committee").(1)

1.  Structure And Membership of the Audit Committee

1.01.  Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303A.01 and 303A.02 (2) and (3); (b) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than three members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee. The Audit Committee will, periodically, meet separately with management, with internal auditors and with independent auditors to perform its oversight functions. The Audit Committee will also generally discuss policies in place with respect to risk assessment and risk management of the Funds.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board. As part of the annual Board self evaluation, the Audit Committee members will evaluate the performance of the Audit Committee.

(1)  Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms "Committee," "Directors/Trustees" and "Board" mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit B-1

1.02.  Financially Literate

Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Board in its business judgment.

1.03.  Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an "audit committee financial expert," as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6) and in Section 407 of the Sarbanes-Oxley Act of 2002, as amended (the "SOX Act").

2.  Auditor Independence

An independent public accounting firm may serve as a Fund's auditor (the "Auditor") only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board's ("PCAOB") Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and the PCAOB's Ethics and Independence Rule 3526, and (ii) actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund's other service providers.

3.  Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.  Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.  Duties and Powers of Audit Committee

5.01.  The Audit Committee shall have the duty and power to:

•  make recommendations to the Board regarding selection of the Auditor;

•  oversee and evaluate the work of the Auditor;

•  require the Auditor to report directly to the Audit Committee;

•  determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•  pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the SOX Act and rules promulgated by the Securities and Exchange Commission (the "SEC") under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix A); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee's responsibilities to management but may delegate

Exhibit B-2

pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimus exception allowed by SEC rules, as construed by the Board's independent counsel;

•  consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, are compatible with maintaining the Auditor's independence;

•  review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•  require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, PCAOB or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund's financial statements with the SEC, the Auditor shall provide an update of any changes;

•  review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Auditing Standard No. 16 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund's financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•  consider and discuss the timing and process for all Lead Audit Partner rotation requirements with the Auditor;

•  review arrangements for annual and special audits and the scope of such audits with the Fund's independent accountants;

•  review and discuss the Fund's audited and semi-annual financial statements with Fund management;

•  review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund's annual report;

•  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund's proxy statement;

Exhibit B-3

•  review legal and regulatory matters presented by counsel and the Fund's Auditor that may have a material impact on the Fund's financial statements;

•  consider with the Auditor their comments with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls and management's responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•  receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund's internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund's internal controls; and (iii) whether or not there were significant changes in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•  establish procedures for the confidential, anonymous submission by employees and officers of the Funds or their affiliates or others of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the SOX Act and Section 922 of the Dodd-Frank Wall Street Reform and Consumer Protection Act;

•  oversee any (a) disagreements and/or (b) resolutions to disagreements between management of a Fund and the Fund's Auditor regarding financial reporting;

•  require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•  perform such other functions consistent with this Audit Committee Charter, the Fund's Articles of Incorporation, the Fund's Declaration of Trust, the Fund's By-laws, or the Fund's partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

•  Report to the Board on the results of the activities of the Audit Committee and make certain recommendations, as necessary.

5.02.  In connection with Valuation(2), the Audit Committee shall have the duty and power to

•  develop a sufficient knowledge of the valuation process and of the Adviser's Valuation Procedures (the "Valuation Procedures") in order to carry out its responsibilities;

•  review information provided by the Adviser or other advisers regarding industry developments in connection with valuation and pricing. The Committee may make

Exhibit B-4

recommendations to the Board of the Funds with respect to the Valuation Procedures based upon such review;

•  review reports of actions of periodic Adviser Valuation Committee and all Adviser Ad Hoc Valuation Committee meetings;

•  review the reports described in the Valuation Procedures and other information from the Adviser Valuation Committee and Adviser Ad Hoc Valuation Committee regarding fair value determinations made pursuant to the Valuation Procedures. The Committee shall report to and make recommendations to the Board of the Funds in connection with such reports;

•  review and recommend to the Board any proposed amendments to the Valuation Procedures;

•  review, at least annually, the Valuation Procedures and methodologies utilized in the valuation of portfolio securities of the Funds;

•  review, as the Committee is informed by the Adviser, (a) any material changes in the pricing services and/or methodology utilized by a pricing service retained by the Funds and/or (b) any issue or significant problems that may have arisen with any such methodology and/or pricing services; and

•  cause the Chairman of the Audit Committee to receive reports from the Adviser between Audit Committee meetings respecting significant valuation issues believed by the Adviser to materially impact a Fund's net asset value.

5.03.  Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.04.  Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to (a) conduct "field work" or other types of auditing or accounting reviews or procedures, (b) perform an audit or (c) act in any way as a substitute for management or assume management's responsibilities. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

(2)  With respect to the Morgan Stanley India Investment Fund, Inc., the full Board did not delegate the responsibility for oversight of valuation to the Audit Committee. Therefore, this section related to valuation is not considered part of the charter for purposes of the Morgan Stanley India Investment Fund, Inc.

Exhibit B-5

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund's financial statements and is ultimately accountable to the Audit Committee.

6.  Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than four times per year, including to approve the scope of the proposed audit of a Fund's financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.  Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit and valuation related matters, including but not limited to, specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. In addition, interim actions may also be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Audit Committee.

8.  Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.  Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

Exhibit B-6

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.  Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee or its delegate ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

(3)  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.  Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.  Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.  Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.  All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.  Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund's Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Principal Financial and Accounting Officer or any member of management.

9.  Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB's Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

EXHIBIT C

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007, JUNE 17, 2010, JUNE 27 AND 28, 2012,
MAY 29, 2013, MAY 28, 2014, JUNE 9, 2015 AND JUNE 15, 2016

The Boards of Directors/Trustees (collectively, the "Board") of the registered investment companies (each a "Fund" and collectively, the "Funds") advised or managed by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (as listed in Exhibit A, as may be amended from time to time) have adopted and approved this Charter for the governance committee (the "Governance Committee") of the Board of the Funds.(1)

1.  COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. From time to time the Chairman of the Board may participate in and vote at Governance Committee meetings. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in Sections 303A.01 and 303A.02 of the New York Stock Exchange Listed Company Manual; (2) is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"); and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the "Independent Trustees."

2.  MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may request members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

(1)  This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms "Governance Committee," "Trustees" and "Board" mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Exhibit C-1

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than four times per year. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

3.  AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

4.  GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

a.  Board Candidates and Nominees

In carrying out its mission to evaluate the suitability of potential candidates for election to the Board and function as the Nominating Committee and Compensation Committee for purposes of Section 303A.04 and 303A.05 of the New York Stock Exchange Listed Company Manual and recommend candidates for nomination by the Independent Trustees, the Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.  evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange ("NYSE") as applicable to the Fund; and

b.  Selection, Nomination of Committee Members

In carrying out its mission to appoint members of each standing committee and sub-committee of the Board, the Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under "Board Candidates and Nominees," to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

c.  Corporate Governance

In carrying out its mission to develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make

Exhibit C-2

recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures, the Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.  monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX Act") and the rules thereunder, the 1940 Act, and the NYSE;

(2)  trustee/director duties and responsibilities;

(3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)  trustee/director orientation and continuing education;

ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX Act, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

iii.  consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

d.  Periodic Evaluations

In carrying out its mission to oversee periodic evaluations of the Board and any Committees of the Board, the Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

5.  AUTHORITY TO ENGAGE INDEPENDENT COUNSEL AND ADVISERS

The Governance Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds' independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require the Funds to provide appropriate funding, as determined by the Governance Committee, for payment of compensation to the independent counsel and other advisers.

Exhibit C-3

6.  INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. In addition, interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee not taken by consent or delegation will be submitted for ratification at the next meeting of the Governance Committee.

7.  MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

8.  REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

Exhibit C-4

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

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VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York, NY 10036 on June 21, 2017

Please detach at perforation before mailing.

PROXY	THE TURKISH INVESTMENT FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 21, 2017

This proxy is solicited on behalf of the Board of Directors of The Turkish Investment Fund, Inc. (the “Fund”)

The undersigned hereby constitutes and appoints John H. Gernon, Mary E. Mullin and Francesca Mead, and any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on April 7, 2017 at the Annual Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 21, 2017 at 10:10 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

TKF_28578_042017

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 21, 2017.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mor-28578

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSALS AS DESCRIBED IN THE PROXY STATEMENT.

1.	Election of Directors Nominees:		FOR	WITHHOLD	FOR ALL
	Class I	Class III	ALL	ALL	EXCEPT
	01. Kathleen A. Dennis	05. Patricia Maleski	☐	☐	☐
02. Joseph J. Kearns
03. Michael E. Nugent
04. Fergus Reid

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

			FOR	AGAINST	ABSTAIN
2.	Proposal to liquidate and dissolve the Fund.		☐	☐	☐

3..	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

MORGAN STANLEY ANNUAL MEETING FOR HOLDERS AS OF 4/7/17 TO BE HELD ON 6/21/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that the telephone and Internet voting turns off at 11:59 p.m. ET the night before the meeting or cutoff date.

Vote by Internet:	www.proxyvote.com

Vote by Phone:	1-800-454-8683

Vote by Mail:	Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E29973-P92402

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com: Proxy Statement

The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees:	☐	☐	☐

Class I
	01) Kathleen A. Dennis			PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON			☐
02) Joseph J. Kearns
03) Michael E. Nugent
04) Fergus Reid

Class III

05) Patricia Maleski

					For	Against	Abstain

2.	Liquidation of Fund				☐	☐	☐

3.	To consider and act upon any other business as may properly come before the Meeting or any adjournment or postponement thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date